                                                                    EXHIBIT 10.8

                               MASTER AGREEMENT



                                BY AND BETWEEN

                           TIVOLI INDUSTRIES, INC.,

                            TARGETTI SANKEY S.P.A.,

                                      AND

                               TARGETTI USA LLC

                               TABLE OF CONTENTS

                                                                            PAGE
1.   Closing..............................................................   1.
     1.1  Transactions at Closing.........................................   1.
     1.2  Conditions to Tivoli's Obligations at the Closing...............   1.
     1.3  Conditions to Targetti's Obligations at the Closing.............   2.

2.   Representations and Warranties.......................................   2.
     2.1  Representations and Warranties of Tivoli........................   2.
          (a)  Organization...............................................   2.
          (b)  Corporate Authority; Authorization.........................   2.
          (c)  Governmental Consents; No Conflicts........................   2.
     2.2  Representations and Warranties of Targetti......................   3.
          (a)  Organization...............................................   3.
          (b)  Corporate Authority; Authorization.........................   3.
          (c)  Governmental Consents; No Conflicts........................   3.
     2.3  Representations and Warranties of the LLC.......................   4.
          (a)  Organization...............................................   4.
          (b)  Authority; Authorization...................................   4.
          (c)  Governmental Consents; No Conflicts........................   4.

3.   Expenses.............................................................   4.

4.   Arbitration..........................................................   5.

5.   Miscellaneous Provisions.............................................   5.
     5.1  Notices.........................................................   5.
     5.2  Application of California Law...................................   7.
     5.3  Amendments......................................................   7.
     5.4  Execution of Additional Instruments.............................   7.
     5.5  Construction....................................................   7.
     5.6  Headings........................................................   8.
     5.7  Waivers.........................................................   8.
     5.8  Rights and Remedies Cumulative..................................   8.
     5.9  Severability....................................................   8.
     5.10 Heirs, Successors and Assigns...................................   8.
     5.11 Creditors.......................................................   8.
     5.12 Counterparts....................................................   8.
     5.13 No Third Party Beneficiaries....................................   8.

                               MASTER AGREEMENT

     THIS MASTER AGREEMENT (the "Agreement") is made as of this 1st day of November 1997 (the "Effective Date") by and between TIVOLI INDUSTRIES, INC., a California corporation ("Tivoli"), TARGETTI SANKEY S.P.A., a corporation organized under the laws of Italy ("Targetti") and TARGETTI USA LLC, a California limited liability company (the "LLC").

     WHEREAS, Tivoli and Targetti propose to enter into on the date hereof (the "Closing Date") an Operating Agreement (the "Operating Agreement"), under which Tivoli and Targetti will contribute specified assets to the LLC and which will set forth the respective ownership interests of Tivoli and Targetti in the LLC and the principles by which the LLC will be operated and governed;

     WHEREAS, Tivoli will assign all of its rights and obligations under an Amended and Restated License and Distribution Agreement between Tivoli and Targetti (the "License Agreement") to the LLC under which following such assignment, Targetti will supply certain products and license certain technology to the LLC, and the LLC will market and distribute such products; and

     WHEREAS, the LLC and Tivoli propose to enter into, on or before the Closing Date, a Manufacturing Agreement (the "Manufacturing Agreement") under which Tivoli will complete the manufacture of certain products supplied by Targetti to the LLC.

     NOW, THEREFORE, in consideration of mutual covenants and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.   CLOSING

     1.1 TRANSACTIONS AT CLOSING. Subject to the terms and conditions hereof and in reliance on the respective representations and warranties of Tivoli and Targetti contained herein, on the Closing Date (a) Tivoli and Targetti shall execute the Operating Agreement; (b) Tivoli shall assign all of its rights and obligations under the License Agreement to the LLC pursuant to the form of assignment attached as Exhibit 1.1 hereto (the "License Assignment"); and (c) Tivoli and the LLC shall execute the Manufacturing Agreement.

     1.2 CONDITIONS TO TIVOLI'S OBLIGATIONS AT THE CLOSING. The obligations of Tivoli to execute the Operating Agreement and the Manufacturing Agreement on the Closing Date are subject to the following conditions: (a) Targetti shall contribute cash specified on Exhibit 1.2(a) hereto to the LLC; (b) Targetti shall concurrently execute the Operating Agreement and License Agreement; (c) Targetti shall concurrently execute a lending agreement in the form of Exhibit 1.2(c) hereto whereby it will agree to lend the LLC up to $250,000 on specified terms and conditions; (d) the LLC shall reimburse Tivoli for the organizational expenses of the LLC advanced to the LLC by Tivoli, as set forth on Exhibit 1.2(d) hereto; and (e) the representations

                                       1.

and warranties of Targetti contained herein and in the License Agreement shall be true and correct, individually and in the aggregate, in all material respects as of the Closing Date.

     1.3 CONDITIONS TO TARGETTI'S OBLIGATIONS AT THE CLOSING. The obligations of Targetti to execute the Operating Agreement and the License Agreement on the Closing Date are subject to the following conditions: (a) Tivoli shall contribute the assets specified on Exhibit 1.3(a) hereto to the LLC; (b) Tivoli shall concurrently execute the Operating Agreement, the License Agreement and Manufacturing Agreement; (c) Tivoli shall concurrently execute the License Assignment; and (d) the representations and warranties of Tivoli contained herein and in the Manufacturing Agreement shall be true and correct, individually and in the aggregate, in all material respects as of the Closing Date.

2.   REPRESENTATIONS AND WARRANTIES

     2.1 REPRESENTATIONS AND WARRANTIES OF TIVOLI. Tivoli represents and warrants that:

          (A) ORGANIZATION. Tivoli is a corporation duly organized, validly existing and in good standing under the corporation laws of the state of California, with corporate powers adequate for executing and delivering, and performing its obligations under, this Agreement, the Operating Agreement and the Manufacturing Agreement.

          (B) CORPORATE AUTHORITY; AUTHORIZATION. Tivoli has full corporate power and authority to execute, deliver and perform this Agreement, the Operating Agreement, the License Agreement and the Manufacturing Agreement. The execution and delivery of this Agreement, the Operating Agreement, the License Agreement and the Manufacturing Agreement and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by the Board of Directors of Tivoli, and no other corporate proceedings on the part of Tivoli are necessary for Tivoli to authorize this Agreement, the Operating Agreement, the License Agreement and the Manufacturing Agreement or to consummate the transactions contemplated hereby or thereby.
Upon execution and delivery, this Agreement, the Operating Agreement, the License Agreement and the Manufacturing Agreement constitute legal, valid and binding obligations of Tivoli in accordance with their terms (except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights or remedies in general from time to time in effect and the exercise by courts of equity powers).

          (C) GOVERNMENTAL CONSENTS; NO CONFLICTS. There are no legal requirements that require that Tivoli make a filing with, or obtain any permit, authorization, consent or approval of, any governmental authority as a condition to the lawful consummation by Tivoli of the transactions contemplated by this Agreement, the Operating Agreement, the License Agreement and the Manufacturing Agreement. Neither the execution and delivery of this Agreement, the Operating Agreement, the License Agreement and the Manufacturing Agreement or the consummation of the transactions contemplated hereby or thereby will (i) conflict with or result in any material breach of the Articles of Incorporation or Bylaws of Tivoli; (ii) result in a default (or give rise to any right of termination, cancellation or acceleration) under any of the

                                       2.

terms, conditions or provisions of any note, bond, mortgage, indenture or other evidence of indebtedness of Tivoli or any material license agreement, lease or other material contract, instrument or obligation to which Tivoli is a party or by which Tivoli or its assets are bound, or result in the creation of any material (individually or in the aggregate) liens, charges or encumbrances on any of the assets of Tivoli; or (iii) violate any legal requirement, writ, order, injunction, decree or arbitration award applicable to Tivoli or the assets of Tivoli, which violation would or would reasonably be expected to have a material adverse effect on Tivoli.

     2.2 REPRESENTATIONS AND WARRANTIES OF TARGETTI. Targetti represents and warrants that:

          (A) ORGANIZATION. Targetti is a corporation duly organized, validly existing and in good standing under the corporation laws of Italy, with corporate powers adequate for executing and delivering, and performing its obligations under, this Agreement, the Operating Agreement and the License Agreement.

          (B) CORPORATE AUTHORITY; AUTHORIZATION. Targetti has full corporate power and authority to execute, deliver and perform this Agreement, the Operating Agreement and the License Agreement. The execution and delivery of this Agreement, the Operating Agreement and the License Agreement and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by the Board of Directors of Targetti, and no other corporate proceedings on the part of Targetti are necessary for Targetti to authorize this Agreement, the Operating Agreement and the License Agreement or to consummate the transactions contemplated hereby or thereby. Upon execution and delivery, this Agreement, the Operating Agreement and the License Agreement constitute legal, valid and binding obligations of Targetti in accordance with their terms (except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights or remedies in general from time to time in effect and the exercise by courts of equity powers).

          (C) GOVERNMENTAL CONSENTS; NO CONFLICTS. There are no legal requirements that require that Targetti make a filing with, or obtain any permit, authorization, consent or approval of, any governmental authority as a condition to the lawful consummation by Targetti of the transactions contemplated by this Agreement, the Operating Agreement and the License Agreement. Neither the execution and delivery of this Agreement, the Operating Agreement and the License Agreement or the consummation of the transactions contemplated hereby or thereby will (i) conflict with or result in any material breach of the Articles of Incorporation or Bylaws of Targetti; (ii) result in a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture or other evidence of indebtedness of Targetti or any material license agreement, lease or other material contract, instrument or obligation to which Targetti is a party or by which Targetti or its assets are bound, or result in the creation of any material (individually or in the aggregate) liens, charges or encumbrances on any of the assets of Targetti; or (iii) violate any legal requirement, writ, order, injunction, decree or arbitration award applicable to Targetti or

                                       3.

the assets of Targetti, which violation would or would reasonably be expected to have a material adverse effect on Targetti.

     2.3 REPRESENTATIONS AND WARRANTIES OF THE LLC. The LLC represents and warrants that:

          (A) ORGANIZATION. The LLC is a limited liability company duly organized, validly existing and in good standing under the laws of the state of California, with powers adequate for executing and delivering, and performing its obligations under, this Agreement, the Operating Agreement, the License Agreement and the Manufacturing Agreement.

          (B) AUTHORITY; AUTHORIZATION. The LLC has full power and authority to execute, deliver and perform this Agreement, the Operating Agreement and the Manufacturing Agreement. The execution and delivery of this Agreement, the Operating Agreement and the Manufacturing Agreement and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by the Board of Directors of the LLC, and no other proceedings on the part of the LLC are necessary for the LLC to authorize this Agreement, the Operating Agreement and the Manufacturing Agreement or to consummate the transactions contemplated hereby or thereby. Upon execution and delivery, this Agreement, the Operating Agreement and the Manufacturing Agreement constitute legal, valid and binding obligations of the LLC in accordance with their terms (except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights or remedies in general from time to time in effect and the exercise by courts of equity powers).

          (C) GOVERNMENTAL CONSENTS; NO CONFLICTS. There are no legal requirements that require that the LLC make a filing with, or obtain any permit, authorization, consent or approval of, any governmental authority as a condition to the lawful consummation by the LLC of the transactions contemplated by this Agreement, the Operating Agreement and the Manufacturing Agreement. Neither the execution and delivery of this Agreement, the Operating Agreement and the Manufacturing Agreement or the consummation of the transactions contemplated hereby or thereby will (i) conflict with or result in any material breach of the Articles of Organization of the LLC; (ii) result in a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture or other evidence of indebtedness of the LLC or any material license agreement, lease or other material contract, instrument or obligation to which the LLC is a party or by which the LLC or its assets are bound, or result in the creation of any material (individually or in the aggregate) liens, charges or encumbrances on any of the assets of the LLC; or (iii) violate any legal requirement, writ, order, injunction, decree or arbitration award applicable to the LLC or the assets of the LLC, which violation would or would reasonably be expected to have a material adverse effect on the LLC.

3.   EXPENSES

                                       4.

     3.1 Whether or not the transactions contemplated by the Agreements shall be consummated, and except as provided in Section 3.2 below, each party shall pay its own expenses incurred in connection with the preparation of the Agreements, the consummation of the transactions contemplated hereby and thereby, and any waiver or amendment of, or consent under any of the Agreements.

     3.2 The organizational costs of the LLC advanced to the LLC by Tivoli and set forth on Exhibit 1.2(d) hereto shall be paid by the LLC.

4.   ARBITRATION

     4.1 All disputes, controversies or differences (collectively, a "Dispute") in connection with this Agreement (each individually a "Dispute") are in principle to be settled between both parties with sincerity and with mutual understanding and reliance.

     4.2 Any Dispute that has not been resolved after good faith negotiations between the parties shall be referred to a mediator to be designated by the parties (the "Designated Mediator") by delivery of written notice to such Designated Mediator by any party. Upon receiving written notice of any such Dispute, the Designated Mediator shall have 60 days to attempt to resolve such Dispute. If the Dispute has not been resolved by the end of such 60 day mediation period, the matter shall be referred to arbitration, as set forth below.

     4.3 In the event that mediated settlement is not possible, any such Dispute shall be referred to and settled by arbitration in Orange County, California, U.S.A., pursuant to the standard rules and procedures of JAMS/Endispute, by which each party hereto is bound. Judgment upon the award rendered may be entered in any court for judicial acceptance of the award and an order of judgment of enforcement, as the case may be. Such proceedings shall be conducted in the English language.

     4.4 In any action or arbitration proceeding arising between the parties hereto regarding this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs. Further, the parties hereby agree that Tivoli, Targetti and the LLC shall each deposit $20,000 into an escrow account designated by the arbitrator upon commencement of any arbitration between the parties in connection with a dispute arising from this Agreement. Such amounts may be used by the prevailing party to offset legal fees or attorney costs incurred during the proceedings or against the judgment. Any unused amounts left in escrow after satisfaction of the prevailing party and after the return of the prevailing party's deposit to the prevailing party shall be returned to the other party.

5.   MISCELLANEOUS PROVISIONS

     5.1 NOTICES. Any notice or other communication required or which may be given hereunder shall be in writing and shall be delivered personally, telegraphed, telexed or sent by facsimile, or sent by certified, registered or express mail, postage prepaid and shall be deemed

                                       5.

given when so delivered personally, telegraphed or telexed or sent by facsimile or computer transmission, or if mailed, five (5) days after the date of mailing, as follows:

          If to Tivoli to:

                         Tivoli Industries, Inc.
                         1513 East St. Gertrude Place
                         Post Office Box 15624
                         Santa Ana, CA  92705
                         ATTN:             Terrence C. Walsh
                                           Chairman and Chief Executive Officer
                         TELEPHONE:        (714) 957-6101
                         FAX:              (714) 957-0335

          With a copy to:

                         Cooley Godward LLP
                         Five Palo Alto Square
                         3000 El Camino Real
                         Palo Alto, CA  94306-2155
                         ATTN:             Andrei Manoliu, Esq.
                         TELEPHONE:        (650) 843-5000
                         FAX:              (650) 857-0663

          If to Targetti to:

                         Targetti Sankey S.p.A.
                         Via Pratese, 164
                         50145 Florence, Italy
                         ATTN:             Paolo Targetti
                                           President and Chief Executive Officer
                                   and     Lorenzo Targetti
                                           Managing Director
                         TELEPHONE:        011-39-55-3791-273
                         FAX:              011-39-55-3791-255

                                       6.

          With a copy to:                  Lorenzo Stanghellini
                                           Viale Mazzini 35
                                           50132 Florence ITALY

          If to the LLC to:

                         Targetti USA LLC
                         c/o Tivoli Industries, Inc.
                         1513 East St. Gertrude Place
                         Post Office Box 15624
                         Santa Ana, CA  92705
                         ATTN:             Robert Baker
                                           President
                         TELEPHONE:        (714) 957-6101
                         FAX:              (714) 957-1501

          With a copy to:

                         Cooley Godward LLP
                         Five Palo Alto Square
                         3000 El Camino Real
                         Palo Alto, CA  94306-2155
                         ATTN:             Andrei Manoliu, Esq.
                         TELEPHONE:        (650) 843-5000
                         FAX:              (650) 857-0663

     5.2 APPLICATION OF CALIFORNIA LAW. This Agreement, and the application of interpretation hereof, shall be governed exclusively by its terms and by the laws of the State of California (without giving effect to principles of conflicts of laws).

     5.3 AMENDMENTS. An amendment shall become effective at such time as it has been approved in writing by Tivoli, Targetti and the LLC.

     5.4 EXECUTION OF ADDITIONAL INSTRUMENTS. Each of Tivoli, Targetti and the LLC hereby agrees to execute such other and further statements of interest and holdings, designations, powers of attorney and other instruments necessary to comply with any laws, rules or regulations.

     5.5 CONSTRUCTION. Whenever the singular number is used in this Agreement and when required by the context, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders and vice versa. This Agreement is prepared and executed in the English language only and any translation of this Agreement into any other language shall have no effect.

                                       7.

     5.6 HEADINGS. The headings in this Agreement are inserted for convenience only and are in no way intended to describe, interpret, define, or limit the scope, extent or intent of this Agreement or any provision hereof.

     5.7 WAIVERS. The failure of any party to seek redress for violation of or to insist upon the strict performance of any covenant or condition of this Agreement shall not prevent a subsequent act, which would have originally constituted a violation, from having the effect of an original violation.

     5.8 RIGHTS AND REMEDIES CUMULATIVE. The rights and remedies provided by this Agreement are cumulative, and the use of any one right or remedy by any party shall not preclude or waive the right to use any or all other remedies. Such rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance or otherwise.

     5.9 SEVERABILITY. If any provision of this Agreement or the application thereof to any person or circumstance shall be invalid, illegal or unenforceable to any extent, the remainder of this Agreement and the application thereof shall not be affected and shall be enforceable to the fullest extent permitted by law.

     5.10 HEIRS, SUCCESSORS AND ASSIGNS. Each and all of the covenants, terms, provisions and agreements herein contained shall be binding upon and inure to the benefit of the parties hereto and, to the extent permitted by this Agreement, their respective heirs, legal representatives, successors and assigns.

     5.11 CREDITORS. None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditor of Tivoli, Targetti or the LLC.

     5.12 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

     5.13 NO THIRD PARTY BENEFICIARIES. It is understood and agreed among the parties that this Agreement and the covenants made herein are made expressly and solely for the benefit of the parties hereto, and that no other person, shall be entitled or be deemed to be entitled to any benefits or rights hereunder, nor be authorized or entitled to enforce any rights, claims or remedies hereunder or by reason hereof.

                                       8.

                               MASTER AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


TIVOLI INDUSTRIES, INC.


By: /s/ Terrence C. Walsh
    -----------------------------------------
        Terrence C. Walsh
        Chairman and Chief Executive Officer


TARGETTI SANKEY, S.P.A.


By: _________________________________________
        Paolo Targetti
        President and Chief Executive Officer


TARGETTI USA LLC


By: /s/ Robert Baker
    -----------------------------------------
        Robert Baker
        President

                               MASTER AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


TIVOLI INDUSTRIES, INC.


By: _________________________________________
        Terrence C. Walsh
        Chairman and Chief Executive Officer


TARGETTI SANKEY, S.P.A.


By: /s/ Paolo Targetti
    -----------------------------------------
        Paolo Targetti
        President and Chief Executive Officer


TARGETTI USA LLC


By: _________________________________________
        Robert Baker
        President

                                  EXHIBIT 1.1
                          FORM OF ASSIGNMENT AGREEMENT

     THIS ASSIGNMENT AGREEMENT is made and entered into as of this 1st day of November, 1997 by and among TIVOLI INDUSTRIES, INC., a California corporation ("Tivoli"), TARGETTI USA LLC, a California limited liability company (the "LLC"), and TARGETTI S.P.A. ("Targetti"), a corporation organized under the laws of Italy.

     WHEREAS, Tivoli has entered into an Amended and Restated License and Distribution Agreement with Targetti, dated as of November 1, 1997 (the "License Agreement"); and

     WHEREAS, Tivoli now wishes to assign all of its rights and obligations under the License Agreement to the LLC;

     NOW, THEREFORE, in consideration of mutual covenants and other good valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     1. Effective as of the date hereof, Tivoli hereby assigns all its right, title and interest in the License Agreement to the LLC, provided, however, that Tivoli will retain the right to complete manufacture of Partially Complete Assemblies, Components or Materials, and to manufacture Design Products, as set forth in Section 1.4 of the License Agreement.

     2. Effective as of the date hereof, the LLC agrees to be bound by the License Agreement as Licensee.

     3. Targetti confirms the assignment to the LLC, and waives any claims and rights against Tivoli that it now has or may have in the future in connection with the License Agreement.

     4.   Notices or other communications delivered to the LLC pursuant to
Section 20 of the License Agreement shall be delivered to the following address:

               If to the LLC to:

               Targetti USA LLC
               c/o Tivoli Industries, Inc.
               1513 East St. Gertrude Place
               Post Office Box 15624
               Santa Ana, CA  92705

               ATTN:          Robert Baker
                              President

               TELEPHONE:     (714) 957-6101
                              (714) 957-1501

               With a copy to:

               Cooley Godward LLP
               Five Palo Alto Square
               3000 El Camino Real
               Palo Alto, CA  94306-2155
               ATTN:          Andrei Manoliu, Esq.
               TELEPHONE:     (650) 843-5000
               FAX:           (650) 857-0663

     IN WITNESS WHEREOF, the parties hereto have this day caused this Assignment Agreement to be executed by their duly authorized officers.


TIVOLI INDUSTRIES, INC.                  TARGETTI SANKEY S.P.A.


By:_______________________________       By:________________________________
     Terrence C. Walsh                        Paolo Targetti
     Chairman and Chief Executive             President and Chief Executive
     Officer                                  Officer


TARGETTI USA LLC


By:_______________________________
     Robert Baker
     President

                                 EXHIBIT 1.2(A)
                       TARGETTI ASSETS TO BE CONTRIBUTED
                                   TO THE LLC

A)     Cash                                            $286,493.60

B)     Inventory                                         21,610.60
                                                       -----------

       Total                                           $308,104.20
                                                       -----------


                                EXHIBIT 1.2(C)
                           FORM OF LENDING AGREEMENT

     THIS LENDING AGREEMENT (the "Agreement") is made as of this 1st day of November 1997 by and between TARGETTI SANKEY S.P.A., a corporation organized under the laws of Italy ("Targetti") and TARGETTI USA LLC, a California limited liability company (the "LLC").

     WHEREAS, Targetti and Tivoli Industries, Inc., a California corporation ("Tivoli") are concurrently entering into an Operating Agreement (the "Operating Agreement") which will set forth the respective ownership interests of Tivoli and Targetti with respect to the LLC; and

     WHEREAS, under the terms of the Operating Agreement, Targetti has agreed to loan up to $250,000 to the LLC;

     NOW, THEREFORE, in consideration of mutual covenants and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     1. Upon receipt of a written notice from the LLC requesting a loan, Targetti agrees to deliver the funds requested within 20 business days of the date of such notice. Concurrently, the LLC agrees to execute a Promissory Note, in the form attached, for the amount requested.

     2. The LLC may make more than one request for a loan, provided, however, that the aggregate amount of loan requests may not exceed $250,000.

     3. Upon its initial request for funds pursuant to this Lending Agreement, the LLC shall deliver a certificate of good standing of recent date from the State of California. The LLC shall deliver an updated certificate with each additional request for funds, provided, however, that no updated certificate need be provided if the LLC has provided Targetti with a certificate dated within six months of such additional request.

     4. This Agreement may not be terminated by either party as long as the Operating Agreement remains in force, and this Agreement will terminate automatically, without any action on the part of either party, upon the effective date of termination of the Operating Agreement.

     IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.

TARGETTI USA LLC                                    TARGETTI SANKEY S.P.A.

By:________________________                    By:____________________________
     Robert Baker                                   Paolo Targetti
     President                                      President and
                                                    Chief Executive Officer

                                EXHIBIT 1.2(D)
                     SCHEDULE OF ORGANIZATIONAL EXPENSES*

Legal                                                  $11,983.61

Travel                                                  10,193.38
                                                       ----------
Total                                                  $22,176.99
                                                       ----------

                                EXHIBIT 1.3(A)
                           ASSETS TO BE CONTRIBUTED
                                  TO THE LLC


Assets Contributed by Tivoli*:

     Inventory                                         $ 413,786.40
     Catalogs                                             62,285.56
                                                       ------------
     Total                                             $ 476,071.96

Less:

     Accounts Payable to Targetti                       (167,967.76)
                                                       ------------

Net Contribution                                       $ 308,104.20
                                                       ============

* Amount includes on hand catalogs and unamortized development costs.
                                       -----------

                                     viii